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                                                                   Exhibit 10.44

                                 FIRST AMENDMENT
                          TO THE INTERIM SERVICES INC.
                           DEFERRED COMPENSATION PLAN

         THIS FIRST AMENDMENT to the Interim Services Inc. Deferred Compensation Plan (the "Plan") is made on this 5th day of March, 1999, by Interim Services Inc., a Delaware corporation (the "Company");

                              W I T N E S S E T H :

         WHEREAS, Article IX of the Plan provides that the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company now desires to amend the Plan as embodied herein;

         NOW, THEREFORE, the Plan hereby is amended as follows:

         1.       By adding the following new Plan Section 1.8A:

                  1.8A     COMPANY STOCK shall mean the $.01 par value common
         stock of the Controlling Company.

         2.       By adding the following new Plan Section 1.13A:

                  1.13A    DEFERRED COMPANY STOCK UNIT shall mean an accounting
         entry that is equal in value at any time to the current fair market value of one share of Company Stock and represents an unsecured obligation to pay that amount to a Participant in accordance with the terms of the Plan. A Deferred Company Stock Unit shall not carry any voting, dividend or other similar rights and shall not constitute an option or any other right to acquire any equity securities of the Controlling Company.

         3.       By adding the following new Plan Section 1.13B:

                  1.13B    DEFERRED COMPANY STOCK UNIT FUND shall mean an
         Investment Fund the rate of return of which shall be determined as if the amounts deemed invested therein have been invested in shares of Company Stock. The aggregate of all Deferred Company Stock Units under the Plan shall constitute the Deferred Company Stock Unit Fund.

         4. By deleting Plan Section 1.15 in its entirety and substituting the following in lieu thereof:

                  1.15 EARLY RETIREMENT DATE shall mean the first date that the total of a Participant's age and Years of Vesting Service equal 60.

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         5.       By deleting Plan Section 1.19 in its entirety and substituting the following in lieu thereof:

                  1.19     ENTRY DATE shall mean the first day of each Plan
         Year.

         6. By deleting Plan Section 1.23 in its entirety and substituting the following in lieu thereof:

                  1.23 INTERIM SERVICES INC. STOCK FUND shall mean the investment fund under the 401(k) Plan which invests primarily in the common stock of the Controlling Company and shall be maintained as a frozen investment fund.

         7. By deleting Plan Section 1.27 in its entirety and substituting the following in lieu thereof:

                  1.27 NORMAL RETIREMENT DATE shall mean the date a Participant attains age 65.

         8. By deleting Plan Section 2.3(c) in its entirety and substituting the following in lieu thereof:

                  (c) PARTICIPATION AFTER REEMPLOYMENT. If an Eligible Employee satisfies the eligibility requirements set forth in Section 2.1, terminates employment with all Participating Companies (either before or after he becomes a Participant), and then is reemployed as an Eligible Employee by a Participating Company, he shall become an active Participant (i) if he is reemployed within 90 days after he terminates employment, as of the first day of the calendar month coinciding with or next following the date he is reemployed as an Eligible Employee; or
         (ii) in all other cases, as of the Entry Date coinciding with or next following the date he is rehired; provided, such Eligible Employee shall only become an active Participant under this subsection if (i) he is an Eligible Employee on the date he is scheduled to become an active Participant, and (ii) he executes a new Deferral Election and satisfies the other procedures for admission set forth in Section 2.2 hereof.

         9. By deleting the first sentence of Plan Section 3.5 and substituting the following in lieu thereof:

         Except as provided in Section 3.10 with respect to dividends credited with respect to Deferred Company Stock Units, as of each Valuation Date prior to the date as of which distribution of a Participant's Account balance is made or commences, the Administrative Committee shall credit to each Participant's Account the amount of earnings and/or losses applicable thereto for the period since the immediately preceding Valuation Date.

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         10.      By adding the following new Plan Sections 3.10, 3.11, and
3.12:

                  3.10 CASH DIVIDENDS. For Deferred Company Stock Units that have been credited to a Participant's Account on or before a record date for Company Stock cash dividends and that remain credited to his Account through the corresponding dividend payment date, the Administrative Committee shall credit to such Participant's Account a dollar amount equal to the amount of cash dividends that would have been paid on his Deferred Company Stock Units if each Deferred Company Stock Unit constituted one share of Company Stock. Such dollar amount then will be converted into a number of Deferred Company Stock Units equal to the number of full and fractional shares of Company Stock that could have been purchased, at fair market value on the dividend payment date, with such dollar amount.

                  3.11 ADJUSTMENTS FOR STOCK DIVIDENDS AND SPLITS. In the event of any subdivision or combination of the outstanding shares of Company Stock, by reclassification, stock split, reverse stock split or otherwise, or in the event of the payment of a stock dividend on Company Stock, or in the event of any other increase or decrease in the number of outstanding shares of Company Stock, other than the issuance of shares for value received by the Controlling Company or the redemption of shares for value, the number of Deferred Company Stock Units credited to a Participant's Account shall be adjusted upward or downward, as the case may be, to reflect the subdivision or combination of the outstanding shares. The amount of increase or decrease in the number of Deferred Company Stock Units in such event will be equal to the adjustment that would have been made if each Deferred Company Stock Unit credited to a Participant's Account immediately prior to the event constituted one share of Company Stock.

                  3.12     VALUE OF ACCOUNT.

                           (a) GENERAL RULE. The value of a Participant's Account as of any date shall be equal to the aggregate value of all contributions and all investment earnings deemed credited to his Account as of such date, determined in accordance with this Article III.

                           (b)      VALUE OF COMPANY STOCK.

                                    (i)      NEW YORK STOCK EXCHANGE. For all
                           purposes under the Plan for which the value of Company Stock must be determined as of any particular date as of which Company Stock is trading on the


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                           New York Stock Exchange, the fair market value per
                           share of Company Stock on such date shall be the closing price of Company Stock on the New York Stock Exchange on such date. If, for any reason, the fair market value per share of Company Stock cannot be ascertained or is unavailable for a particular date, the fair market value of Company Stock on such date shall be determined as of the nearest preceding date on which the fair market value can be ascertained pursuant to the terms hereof.

                                    (ii)     OTHER EXCHANGE. For all purposes
                           under the Plan for which the value of Company Stock must be determined as of any particular date on which Company Stock is not trading on the New York Stock Exchange but on which Company Stock is trading on another national securities exchange in the United States, the fair market value per share of Company Stock shall be the closing price of the Company Stock on such national securities exchange on such date. If Company Stock is trading on such other national securities exchange in the United States on such date but no sales of shares of Company Stock occurred thereon, the fair market value per share of Company Stock shall be the closing price of the Company Stock on the nearest preceding date. If on any particular date a public market shall exist for Company Stock but Company Stock is not trading on a national securities exchange in the United States, then, if Company Stock is listed on the National Market List by the National Association of Securities Dealers, Inc. (the "NASD"), the fair market value per share of Company Stock shall be the last sale price for such shares reflected on said market list for such date, and if Company Stock is not listed on the National Market List of the NASD, then the fair market value per share of Company Stock shall be the mean between the bid and asked quotations in the over-the-counter market for such shares on such date. If there is no bid and asked quotation for Company Stock on such date, the fair market value per share of Company Stock shall be the mean between the bid and asked quotations in the over-the-counter market for such shares on the nearest preceding date. If the fair market value per share of Company Stock cannot otherwise be determined under this Section as of a particular date, such value shall be determined by the Administrative Committee, in its sole discretion, based on all relevant available facts.


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         11.      By adding the following new Plan Section 4.2(e):

                  (e)      INVESTMENT IN THE DEFERRED COMPANY STOCK UNIT FUND.

                           (i) GENERAL. In addition to the Investment Funds which shall be available from time to time pursuant to Section 4.1, a Participant may make an investment election, effective as of any Valuation Date, prescribing the percentage or dollar amount of his Account balance that will be deemed invested in the Deferred Company Stock Unit Fund. To the extent that a Participant elects to have all or a portion of his Account balance deemed invested in the Deferred Company Stock Unit Fund, such Participant shall not be permitted to direct investment from the Deferred Company Stock Unit Fund to another investment available under the Plan.

                           (ii) RESTRICTIONS ON INVESTMENT. That portion of a Participant's Account attributable to (i) any Deferral Contributions in excess of 10% of a Participant's Compensation and (ii) all Matching Contributions (whether basic and/or discretionary) shall automatically be deemed invested in the Deferred Company Stock Unit Fund, and Participants shall not be entitled to direct the investment of such contributions.

         12.      By adding the following new Plan Section 5.2(c):

                  (c) FORM OF ASSETS. All distributions shall be made in the form of cash, except for amounts deemed invested in the Deferred Company Stock Unit Fund which shall be distributed in whole shares of Company Stock with fractional shares paid in cash.

         13. By deleting the last sentence of Plan Section 5.3 in its entirety and substituting the following in lieu thereof:

         The benefit shall be distributed to such Beneficiary or Beneficiaries, as soon as administratively feasible after the date of the Participant's death, in the form of a single-sum payment in cash or Company Stock as prescribed in Section 5.2(c).

         14. By deleting the second sentence of Plan Section 5.4(a) in its entirety and substituting the following in lieu thereof:

         Such distribution shall be paid in a single-sum payment, in cash or Company Stock as prescribed in Section 5.2(c), as soon as administratively feasible after the



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         Administrative Committee determines that the Participant
         has incurred a Financial Hardship.

         15. By deleting the second sentence of Plan Section 5.4(b) in its entirety and substituting the following in lieu thereof:

         Such distribution shall be paid in a single-sum payment, in cash or Company Stock as prescribed in Section 5.2(c), as soon as administratively feasible after the date of the Participant's election under this subsection (b).

         16. The changes made by this First Amendment shall generally be effective as of January 1, 1999, except that the changes made by Paragraphs No. 5 and 8 shall be effective as of January 1, 1998.

         17. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date first above written.

                                 INTERIM SERVICES INC.


                                 By: /s/ John B. Smith
                                     -------------------------------------------

                                      Title: Senior Vice President and Secretary
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